UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.
Date of Report: (Date of Earliest Event Reported) May 20, 2010
PANHANDLE OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK	73112
(Address of principal executive offices)	(Zip code)
(405) 948-1560
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
Darryl G. Smette has been elected by Panhandle Oil and Gas Inc.’s board of directors as a director of the Company. Mr. Smette is Executive Vice President of Marketing and Midstream for Devon Energy Corporation where he also serves on the Executive Committee and Capital Budget Committee. He has been employed by Devon since 1986 and holds a Masters in Business Management degree from Wichita State University.
ITEM 7.01 Regulation FD Disclosures
On May 20, 2010 the Company issued a press release announcing the Changes in Management. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
99.1	Press Release issued by Panhandle Oil and Gas Inc., dated May 20, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.
By:	/s/ Michael C. Coffman
Michael C. Coffman,
President and CEO

DATE: May 20, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Panhandle Oil and Gas Inc., dated May 20, 2010

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